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                                   FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                        -------------------------------


                          JOHN Q. HAMMONS HOTELS, INC
                          ---------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                                 43-16950593
 ----------------------------------------               -----------
 (State of incorporation or organization)             (I.R.S Employer
                                                    Identification No.)


  300 John Q. Hammons Parkway, Ste. 900
           Springfield, Missouri                           65806
 -----------------------------------------              ------------
 (Address of principal executive  offices)               (Zip Code)


     Securities to be registered pursuant to Section 12(b) of the Act:

 Title of each class                        Name of each exchange on
 to be so registered                        which each class to be registered
 -------------------                        ---------------------------------

 Class A Common Stock, par value $.01       American Stock Exchange

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act Registration statement file number to which this form relates: N/A

     Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
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ITEM 1.   Description of Registrant's Securities to be Registered.
-------   -------------------------------------------------------

          The information required by this Item 1 is included under the captions "Dividends" and "Description of Capital Stock", of the Registrant's Registration Statement on Form S-1, File No. 33-84570 (the "Form S-1"), which information is incorporated herein by reference.

ITEM 2.   Exhibits.
-------   --------

          The securities described herein are to be registered on the American Stock Exchange, on which no other securities of the Registrant are registered. Accordingly, the following exhibits are filed in accordance with Part II:


1.   Restated Certificate of Incorporation of the Registrant (filed as Exhibit
     3.1 to Registrant's Registration Statement on Form S-1 (SEC File No. 33-84570) and incorporated herein by reference).

2. Bylaws of the Registrant, as amended (filed as Exhibit 3.2 to Registrant's Registration Statement on Form S-1 (SEC File No. 33-84570) and incorporated herein by reference).

3. Copy of specimen certificate for shares of the Registrant's Common Stock (filed as Exhibit 4.1 to Registrant's Registration Statement on Form S-1 (SEC File No. 33-84570) and incorporated herein by reference).

4. Second Amended and Restated Agreement of Limited Partnership of John Q. Hammons Hotels, L.P. (the "Partnership") (filed as Exhibit 3.3 to Registrant's Registration Statement on Form S-1 (SEC File No. 33-84570) and incorporated herein by reference).

5. Certificate of Limited Partnership of the Partnership (filed as Exhibit 3.4 to Registrant's Registration Statement on Form S-1 (SEC File No. 33-84570) and incorporated herein by reference).

6. Agreement of Limited Partnership of John Q. Hammons Hotels Two, L.P. (filed as Exhibit 3.5 to Registrant's Registration Statement on Form S-1 (SEC File No. 33-84570) and incorporated herein by reference).

7. Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership of the Partnership (filed as Exhibit 3.6 to Registrant's Registration Statement on Form S-1 (SEC File No. 33-84570) and incorporated herein by reference).

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8.   Amendment No. 2 to Second Amended and Restated Agreement of Limited
     Partnership of the Partnership (filed as part of the Partnership's Registration Statement on Form S-4 (SEC File No. 33-99614) and incorporated herein by reference).



                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    JOHN Q. HAMMONS HOTELS, INC.

                                    Date: February 25, 2000


                                    By:  /s/ Kenneth J. Weber
                                       ----------------------
                                       Kenneth J. Weber
                                       Title: Executive Vice President and
                                              Chief Financial Officer

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